Exhibit 4.1

Specimen Common Stock Certificate

NUMBER	Univercell Holdings, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AUTHORIZED: 50,000,000 COMON STOCK, $.0001 PAR VALUE	SHARES
COMMON STOCK		CUSIP 913356 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is the owner of

FULLY PAID AND NONASSESSABLE SHARES, $.0001 PAR VALUE COMMON STOCK OF
Univercell Holdings, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated :

SECRETARY	UNIVERCELL HOLDINGS, INC. CORPORATE SEAL FLORIDA	PRESIDENT
COUNTERSIGNED:		TRANSFER AGENT AND REGISTRAR
	CORPORATE STOCK TRANSFER, INC. 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209	BY
AUTHORIZED SIGNATURE

UNIVERCELL HOLDINGS, INC.

Corporate Stock Transfer, Inc.

Transfer Fee: As Required

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	—as tenants in common —as tenants by the entireties —as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT—	................Custodian................ (Cust) (Minor) under Uniform Gifts to Minors Act of................................. (State)

Additional abbreviations may also be used though not in the above list.

    For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

Shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________  20______

SIGNATURE GUARANTEED

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).